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                                  UNITED STATES
                       SECURITIES and EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________

                                    FORM 8-K
                                   ___________

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):

                                  MAY 15, 2007
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                             WASTE TECHNOLOGY CORP.
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             (Exact Name of Registrant as specified in its charter)


                         Commission File Number  0-14443

           Delaware                                             13-2842053
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(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)


               5400 Rio Grande Avenue, Jacksonville, Florida 32254
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                     (Address of Principal Executive Office


                                 (904) 355-5558
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                         (Registrant's Telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

            On May 11, 2007, Mathew M. Price was elected to the Company's Board of Directors. Mr. Price, who is 39 years old, is an attorney with the law firm of Bingham McHale LLP since 1993. Mr. Price received a BA degree from Wabash College in 1990 and a J.D. from Indiana University School of Law in 1993. He is a member of the American Bar Association, Indiana State Bar Association and the Indianapolis Bar Association. Mr. Price is a member of his law firm's manufacturing industry team, and his practice focus is on issues relating primarily to manufacturers.

            There is no arrangement or understanding between Mr. Price and any other person pursuant to which he was elected a Director.




ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits

                 99.1     Press Release dated May 15, 2007.






                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.


Dated:      May 15, 2007                       Waste Technology Corp.


                                               By: /s/ William E. Nielsen
                                                   --------------------------
                                                   William E. Nielsen,
                                                   Chief Executive Officer




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